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                                                                    EXHIBIT 4.2

NUMBER                                                                  SHARES
[    ]                                                                  [    ]

                            GULF COAST BANCORP, INC.


                            TOTAL AUTHORIZED ISSUE
                     10,000,000 SHARES PAR VALUE $.01 EACH

                                                            SEE REVERSE FOR
                                                            CERTAIN RESTRICTIONS
                                  COMMON STOCK


This is to certified that __________________________________________________ is the owner of______________________________________fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person of by duly authorized Attorney upon surrender of this Certificate properly endorsed.
Witness, the seal of the Corporation and the signatures of its duly authorized officers.
Dated



--------------------------                            --------------------------
                 SECRETARY                                             PRESIDENT


                   (c) 1997 CORIPEX BANKNOTE CO., NEW YORK
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     - as tenants in common           UNIF GIFT MIN ACT-...Custodian.....
                                                              (Cust)     (Minor)

TEN ENT     - as tenants by the entireties   under Uniform Gifts to Minors
                                             Act..........................
JT TEN      - as joint tenants with right of           (State)
              survivorship and not as tenants
              in common
              Additional abbreviations may also be used though not in the above list

For value received _____ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
/                             /
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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated                         19
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          In presence of

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